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                      STRUCTURE PRIOR TO DECEMBER 31, 2000
                          RELIANT ENERGY, INCORPORATED
                             AND MAJOR SUBSIDIARIES


                        ====================================

          -------------     Reliant Energy Incorporated
          |             ____________________________________
          |                  T&D   |    GENCO   |  Retail
          |
          |             ====================================
          |               |       |               |
          |               |       |               |
          |               |       |     ===========================
          |               |       |
======================    |       |            Reliant Energy
                        ======  ======        Resources Corp
    Reliant Energy                              ("GasCo")
Power Generation, Inc.  GP LLC  LP LLC  ___________________________
                                               |       |
======================  ======  ======   Entex | Arkla | Minnegasco
        |                |          |          |       |
        |                |          |   ===========================
        |                |          |                 |
        |                |          |                 |
        |                | 1%       | 99%             |
        |                |          |                 |
        |                |          |                 |
==================                              ==================
                           Finance Co
   Subsidiaries           Partnerships            Reliant Energy
                      |___________________|       Services, Inc.
==================
                                                ==================





All ownership is 100%, except as indicated.

T&D, GENCO and Retail are separate operations of the integrated electric utility known as Reliant Energy HL&P which is an unincorporated division of Reliant Energy, Incorporated.

Entex, Arkla, and Minnegasco are unincorporated divisions of Reliant Energy Resources Corp. ("GasCo").